UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2015

Date of reporting period :	September 1, 2014 — August 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PRYAX

Putnam Retirement Income Fund Lifestyle 2

Annual report
8|31|15

A world of investing.®

Putnam INVESTMENTS

PUTNAM RETIREMENT INCOME LIFESTYLE FUNDS invest in a mix of stocks, bonds, and mutual funds for investors seeking income in retirement.

Putnam
Retirement Income
Fund Lifestyle 2

Annual report
8 | 31 | 15

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	12

Your fund’s expenses	15

Terms and definitions	17

Other information for shareholders	18

Important notice regarding Putnam’s privacy policy	19

Trustee approval of management contract	20

Financial statements	25

Federal tax information	72

About the Trustees	73

Officers	75

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Our allocation of assets among permitted asset categories may hurt performance. Derivatives also involve the risk, in the case of many over-the-counter instruments, of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. There is no guarantee that the fund will provide adequate income at and through an investor’s retirement. Bond prices may fall or fail to rise over time for several reasons, including both general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

A string of negative developments has kept markets on edge in recent months. Greece’s debt crisis flared, oil prices dropped again, and the People’s Bank of China, in an effort to stem a slumping economy, unexpectedly devalued the yuan. The cumulative effect of these events appeared to contribute to a brief correction in global stock markets during late summer.

Through it all, the U.S. economy has remained resilient, which is likely to prompt the Federal Reserve to raise interest rates for the first time in over a decade. If higher interest rates in the U.S. markets attract global capital, regions outside of the United States could experience greater market volatility and constrained growth.

In contrast, central banks in Europe, Japan, and China appear committed, for the foreseeable future, to low-interest-rate policies to foster growth. The different trajectories of central bank policies may be another source of volatility.

Amid changing market conditions, you may find it reassuring to know that Putnam’s portfolio managers have deep experience and research-driven viewpoints that guide their investment decisions. The interview in the following pages provides you with additional insight into economic and market conditions, as well as a review of your fund’s performance. We also would encourage you to consult with your financial advisor to discuss whether your mix of investments requires any adjustment to stay on track toward your long-term goals.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, thank you for investing with Putnam.

Putnam Retirement Income Fund Lifestyle 2

Helping investors pursue monthly income in retirement

After accumulating savings during your working years, you are faced with another great challenge — using that money to generate income in retirement. Putnam Retirement Income Fund Lifestyle 2 is designed for investors who are willing to accept a prudent amount of risk — by investing a portion of their assets in stocks, bonds, and mutual funds — while seeking income for their retirement years.

A flexible investment portfolio

Putnam Retirement Income Fund Lifestyle 2 can invest in a wide range of securities, including U.S. and international stocks, bonds, convertible securities, and Putnam Absolute Return Funds.

Strategic allocations

Absolute Return Funds **41%**
Fixed income **43%**
Equity **16%**

Allocations shown reflect portfolio weightings as of 8/31/15. Holdings and allocations may vary over time.

Managed by Putnam's experienced Global Asset Allocation group

The fund is managed by a veteran portfolio team who each have more than 20 years of investment experience. As specialists in multi-asset investing, they are skilled in top-down asset allocation decisions as well as selecting stocks and bonds across global markets. They pursue strong returns within the fund's risk profile to seek to deliver long-term income in retirement.

Featured
from left to right:

James A. Fetch
(industry since 1994)

Robert J. Kea, CFA
(industry since 1988)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA
(industry since 1993)

2 Retirement Income Fund Lifestyle 2
Retirement Income Fund Lifestyle 2 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 12–14 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	Retirement Income Fund Lifestyle 2

Interview with your fund’s portfolio manager

How did the Putnam Retirement Income Fund Lifestyle 2 perform during the 12-month reporting period ended August 31, 2015?

The fund returned –0.61% as market volatility increased notably toward the end of the reporting period. This result underperformed the fund’s primary benchmark, the Barclays U.S. Aggregate Bond Index, as well as its secondary benchmark, the all-equity S&P 500 Index, as both indexes delivered slightly positive performance during the period.

The fund allocates its assets across various investment classes, including equities, fixed-income, and absolute return strategies. The fund’s equity allocation was positively influenced by the solid ongoing performance of the U.S. equity markets through much of the period, but the deep collapse of the Chinese stock markets during the latter weeks of the period precipitated a major sell-off across most global markets and was a significant drag on the performance of the fund’s equity allocation. Meanwhile, the fixed-income and absolute return portions of the fund produced somewhat higher returns.

What was the global investment environment like during the 12-month reporting period?

Until the sell-off in China, most major markets had seen general benefits from accommodative monetary policies in the United States, Europe, and elsewhere. Interest

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/15. See pages 4 and 12–14 for additional fund performance information. Index descriptions can be found on page 18.

Retirement Income Fund Lifestyle 2	5

rates remained near historic lows, and even in negative territory in some parts of the world. A strengthening U.S. economy led to strong markets relative to the rest of the world. In addition, the lower price of oil, which dropped by more than 50% in the second half of 2014, had a stimulative effect on U.S. consumers, while hurting many companies connected with the oil/gas shale industry. U.S. equities had experienced a relatively strong one-year period through July 2015, especially compared with international developed and emerging markets, which both were underperforming. Then in August, worries about the decelerating growth rate in China, the world’s second-largest economy, coupled with aggressive steps by the Chinese government to try to re-stimulate economic growth, sent the Chinese stock markets into freefall. The Chinese market collapse had ripple effects throughout the world’s capital markets, dragging down previous gains in markets such as the United States and magnifying losses in the eurozone and emerging markets. At period-end, the S&P 500 Index, a broad measure of the U.S. market, had achieved an annual gain of just 0.48%.

Internationally, in terms of developed-country equities, returns underperformed. The MSCI EAFE Index [ND], a measure of equity performance in developed markets outside the United States and Canada, produced a negative return of 7.47% for the period in U.S. dollar terms. Even before August, the disappointing performance of developed-market stocks had a number of root causes. The strength of the U.S. dollar deflated equity returns in many overseas markets. Continuing uncertainty about the economic stability of key international regions — notably the sovereign debt crisis in Greece and decelerating growth in China — also caused

Allocations are shown as a percentage of the fund’s net assets as of 8/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Allocations also reflect the holdings of one or more of the Putnam Absolute Return Funds. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Retirement Income Fund Lifestyle 2

many international developed-country equities to underperform.

The outperformance of U.S. equities was echoed in fixed income where interest-rate-sensitive bonds in the United States widely outperformed those in other global markets. Despite this recent outperformance in U.S. fixed income, investors continued to be on “Fed Watch,” seeming to hang on to every bit of news coming out of the U.S. central bank. The Barclays U.S. Aggregate Bond Index, which tracks U.S. investment-grade fixed-income securities, returned 1.55% for the period, while credit-sensitive fixed income, such as high-yield bonds, finished slightly down during the 12 months.

Globally, commodities continued to experience heightened volatility with inconsistent swings on a month-to-month basis. This asset class significantly underperformed over the 12-month period, driven particularly by the energy sell-off in the third and fourth quarters of 2014. What little exposure the portfolios had to commodities was limited to the Putnam Absolute Return Funds, where short exposure added value as the asset class sold off.

What investment strategies were most helpful to the fund’s absolute performance during the 12-month reporting period?

Among the fund’s primary features, there are two principal strategies through

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 8/31/15. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Retirement Income Fund Lifestyle 2	7

which we seek to enhance the portfolio’s performance — dynamic asset allocation and individual security selection. Our asset allocation strategy enables us to tactically shift portfolio weightings to various asset classes in order to capitalize on strengths we detect in them, or to reduce risk when we believe the investment environment is vulnerable to downside movement. We also employ implementation and security selection strategies to help us take advantage of what we believe are the best risk/reward trade-offs in given market conditions. During the 12-month reporting period, we maintained a mostly neutral stance in our asset allocation, choosing to keep asset class weightings at or near their benchmark levels. We maintained this mostly neutral stance because we felt the global capital markets were becoming more susceptible to various macroeconomic risks. That said, we did have a slight overweight to equities during the period, particularly to those in the U.S. markets, and that strategic allocation decision was somewhat beneficial.

A greater share of the fund’s performance came from strategy implementation. For example, we derived especially solid results from security selection among large-capitalization stocks within the portfolio. Currency strategies, which we employed both to hedge foreign currency risks and to capitalize on the strength of the U.S. dollar, slightly detracted from fund performance during the reporting period, and we have pared back our hedging strategy more recently.

As mentioned earlier, however, the events surrounding the Chinese stock market in August were the main catalyst for the fund’s results. During that final month of the period, much of the fund’s previous gains were eliminated as global equities sold off significantly. It was also a difficult month for the Putnam Absolute Return Funds. Still, it should be noted

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Allocations also reflect the holdings of one or more of the Putnam Absolute Return Funds. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Retirement Income Fund Lifestyle 2

that over the full 12-month period our absolute return strategies were helpful, especially in the Absolute Return 500 and Absolute Return 700 Funds, which outperformed both equity and fixed-income markets.

Did any strategies involving derivatives play a significant role?

We used credit default swaps to hedge credit risk in fixed-income holdings and to hedge market risks, as well as to gain exposure to individual securities and baskets of securities. In addition, we used futures contracts to manage the fund’s exposure to market risk, to hedge prepayment and interest rate risks, and to gain exposure to interest rates in an effort to equitize cash.

What is your outlook for the global investment environment?

We believe it’s a complicated environment, made more difficult in many ways because of the dislocation between economic growth in the United States and decelerating prospects in China, the world’s second-largest economy.

U.S. economic growth appeared to rebound in the second quarter of 2015 following disappointing first-quarter results, and at mid-year 2015, it looked as if U.S. gross domestic product might grow at a 2.5% to 3% annualized rate in the months to come. The far-reaching effects of China’s stock market collapse now have appeared to put those forecasts into doubt.

The Federal Reserve has described its approach as being “data dependent.” With the U.S. economy appearing to be fundamentally back on track and core inflation showing signs of reemerging, it seems likely that the Fed could implement its first rate increase this year if economic growth continues. Today, we acknowledge that there may be factors that could cause the Fed to delay, such as renewed dollar strength, coupled with volatility in Europe and Asia. Whenever the Fed does begin raising rates, however,

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Retirement Income Fund Lifestyle 2	9

we think it will proceed cautiously in an effort to avoid stoking excessive volatility in the financial markets.

As already noted, a real risk lurking backstage is China. The country’s economic slowdown and its market bubbles — in real estate, in the frothy Chinese stock market, and in its shadow banking system — have already created problems, not only throughout Asia’s emerging markets but across the world stage.

How does your outlook influence your strategy?

As of period-end, we are somewhat more cautious in our outlook for domestic equities. U.S. stock valuations were slightly above longer-term normalized levels, which may temper gains in the months ahead. That said, we think U.S. equities still appear attractive relative to U.S. Treasuries and other investment-grade bonds, and they could continue to advance despite elevated valuations.

We expect economic data to continue to improve in Europe, the United Kingdom, and Japan, but we think emerging markets face a number of economic and market risks. We also think equity valuations in both Europe and Japan are more attractive than in other asset classes. In our view, the weaker euro and yen, as well as lower oil prices relative to 2014 levels, will continue to provide a boost to corporate profits overseas. In addition, we think that European quantitative easing and the pursuit of structural reforms in Japan will continue to help the markets, and that government-imposed regulatory changes and companies’ specific restructuring will also enhance the health of certain industries.

Elsewhere, we have a more constructive outlook for high-yield bonds. Yields over Treasuries in the asset class have widened to attractive levels over cash. We have taken a more tactical approach with the fund’s interest-rate positioning, believing that longer-term interest rates will be range-bound over the next few months. We’ll seek to capitalize on heightened volatility.

Thanks, Bob, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley University Graduate School of Business and a B.A. from the University of Massachusetts at Amherst. Bob joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

10	Retirement Income Fund Lifestyle 2

IN THE NEWS

Collapsing commodity prices caused turbulence in global markets this summer. One of the leading factors pressuring prices was the economic slowdown in China. China remains the world’s second-largest economy and the largest consumer of most commodities, representing about 40% to 50% of global commodity demand. Much of China’s slowdown has been attributed to government efforts to transform the economy by changing the engine of growth from exports to consumer spending. With less need to build new infrastructure, the demand for commodities such as oil, copper, and steel has fallen. As a result, global prices of such commodities have dropped nearly 20% year to date. Furthermore, the price of crude oil is more than 50% below levels seen in 2014, although supply and demand factors outside China have played a significant role in the price movements for this commodity. Global oil supplies surged as North American companies increased production, and the United States emerged as one of the world’s largest producers. Meanwhile, OPEC has continued to maintain last year’s levels of oil production, but demand growth has moderated.

Retirement Income Fund Lifestyle 2	11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/13/11)		(6/13/11)		(6/13/11)		(6/13/11)		(6/13/11)	(6/13/11)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	17.13%	12.45%	13.48%	11.48%	13.48%	13.48%	15.96%	12.19%	15.92%	18.39%
Annual average	3.82	2.82	3.04	2.61	3.04	3.04	3.58	2.77	3.57	4.09

3 years	12.68	8.17	10.19	7.19	10.19	10.19	11.92	8.29	11.93	13.56
Annual average	4.06	2.65	3.29	2.34	3.29	3.29	3.83	2.69	3.83	4.33

1 year	–0.61	–4.59	–1.38	–6.13	–1.38	–2.33	–0.83	–4.05	–0.83	–0.38

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 8/31/15

	Barclays U.S. Aggregate
	Bond Index	S&P 500 Index

Life of fund	13.53%	69.70%
Annual average	3.06	13.37

3 years	4.65	49.38
Annual average	1.53	14.31

1 year	1.55	0.48

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

12	Retirement Income Fund Lifestyle 2

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $11,348 ($11,148 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $11,348, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $11,219. A $10,000 investment in the fund’s class R and Y shares would have been valued at $11,592 and $11,839, respectively.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/13/11)		(6/13/11)		(6/13/11)		(6/13/11)		(6/13/11)	(6/13/11)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	15.84%	11.21%	12.15%	10.15%	12.15%	12.15%	14.66%	10.93%	14.62%	17.11%
Annual average	3.48	2.50	2.71	2.28	2.71	2.71	3.24	2.44	3.23	3.75

3 years	10.63	6.21	8.16	5.16	8.16	8.16	9.89	6.32	9.78	11.49
Annual average	3.43	2.03	2.65	1.69	2.65	2.65	3.19	2.06	3.16	3.69

1 year	–0.57	–4.55	–1.35	–6.10	–1.35	–2.30	–0.79	–4.02	–0.80	–0.34

See the discussion following the fund performance table on page 12 for information about the calculation of fund performance.

Retirement Income Fund Lifestyle 2	13

Fund price and distribution information For the 12-month period ended 8/31/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		1	1	12		12	12

Income	$0.191703		$0.129703	$0.129703	$0.167703		$0.167703	$0.215703

Capital gains

Long-term gains	$0.137000		$0.137000	$0.137000	$0.137000		$0.137000	$0.137000

Short-term gains	$0.140297		$0.140297	$0.140297	$0.140297		$0.140297	$0.140297

Total	$0.469000		$0.407000	$0.407000	$0.445000		$0.445000	$0.493000

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/14	$10.95	$11.41	$10.85	$10.85	$10.94	$11.31	$10.94	$10.96

8/31/15	10.42	10.85	10.30	10.30	10.41	10.76	10.41	10.43

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1,2]	0.58%	0.55%	N/A	N/A	0.35%	0.33%	0.35%	0.81%

Current 30-day SEC yield
(with expense limitation) [3,4]	N/A	0.83	0.11%	0.11%	N/A	0.58	0.61	1.11

Current 30-day SEC yield
(without expense limitation) [3]	N/A	–0.14	–0.90	–0.90	N/A	–0.40	–0.41	0.09

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Current dividend rate excludes dividends received from underlying Putnam funds.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

4 For a portion of the period, the fund may have limited expenses, without which yields would have been lower.

14	Retirement Income Fund Lifestyle 2

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 8/31/14*	1.00%	1.75%	1.75%	1.25%	1.25%	0.75%

Total annual operating expenses
for the fiscal year ended 8/31/14	2.11%	2.86%	2.86%	2.36%	2.36%	1.86%

Annualized expense ratio for the
six-month period ended 8/31/15†	0.71%	1.46%	1.46%	0.96%	0.96%	0.46%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.30%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/15.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2015, to August 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$3.53	$7.25	$7.25	$4.78	$4.78	$2.29

Ending value (after expenses)	$974.80	$970.80	$970.80	$973.60	$973.60	$975.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Retirement Income Fund Lifestyle 2	15

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2015, use the following calculation method. To find the value of your investment on March 1, 2015, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$3.62	$7.43	$7.43	$4.89	$4.89	$2.35

Ending value (after expenses)	$1,021.63	$1,017.85	$1,017.85	$1,020.37	$1,020.37	$1,022.89

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

16	Retirement Income Fund Lifestyle 2

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their

Retirement Income Fund Lifestyle 2	17

properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2015, Putnam employees had approximately $492,000,000 and the Trustees had approximately $137,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

18	Retirement Income Fund Lifestyle 2

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Retirement Income Fund Lifestyle 2	19

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2015. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the

20	Retirement Income Fund Lifestyle 2

fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain

Retirement Income Fund Lifestyle 2	21

competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations were not operative. However, in the case of your fund, the second of the expense limitations was operative during its fiscal year ending in 2014. In addition, Putnam Management will waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.45% of its average net assets through at least December 30, 2016. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the fifth quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered

22	Retirement Income Fund Lifestyle 2

the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, which commenced operations on June 13, 2011, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year and three-year periods ended December 31, 2014. Your fund’s class A shares’ gross return was positive over the one-year and three-year periods. The Trustees did not find any evidence that would suggest a need for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability

Retirement Income Fund Lifestyle 2	23

for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

24	Retirement Income Fund Lifestyle 2

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Retirement Income Fund Lifestyle 2	25

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Retirement Income Fund Lifestyle 2:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Retirement Income Fund Lifestyle 2 (the “fund”) at August 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 9, 2015

26	Retirement Income Fund Lifestyle 2

The fund’s portfolio 8/31/15

INVESTMENT COMPANIES (45.3%)*	Shares	Value

Putnam Absolute Return 100 Fund Class Y Ω	72,242	$731,812

Putnam Absolute Return 300 Fund Class Y Ω	169,867	1,746,237

Putnam Absolute Return 500 Fund Class Y Ω	253,575	2,913,579

Putnam Absolute Return 700 Fund Class Y Ω	35,211	433,444

Putnam Money Market Fund Class A Ω	587,779	587,779

SPDR S&P 500 ETF Trust	197	38,941

SPDR S&P MidCap 400 ETF Trust	21	5,418

Total investment companies (cost $6,473,257)		$6,457,210

COMMON STOCKS (16.0%)*	Shares	Value

Basic materials (0.7%)
Amcor, Ltd. (Australia)	443	$4,325

Antofagasta PLC (Chile)	187	1,732

ArcelorMittal SA (France)	235	1,819

BASF SE (Germany)	51	4,110

BHP Billiton PLC (Australia)	72	1,236

BHP Billiton, Ltd. (Australia)	146	2,616

EMS-Chemie Holding AG (Switzerland)	7	3,146

Evonik Industries AG (Germany)	32	1,192

Fortescue Metals Group, Ltd. (Australia) S	1,234	1,677

Glencore PLC (United Kingdom)	545	1,233

Graphic Packaging Holding Co.	197	2,778

Kuraray Co., Ltd. (Japan)	100	1,184

Lonmin PLC (United Kingdom) †	5	3

LyondellBasell Industries NV Class A	128	10,929

Mitsubishi Materials Corp. (Japan)	1,000	3,217

Nitto Denko Corp. (Japan)	100	6,741

Rio Tinto PLC (United Kingdom)	63	2,281

Royal Boskalis Westminster NV (Netherlands)	49	2,548

SBA Communications Corp. Class A †	76	8,983

Sealed Air Corp.	123	6,328

Sherwin-Williams Co. (The)	51	13,046

ThyssenKrupp AG (Germany)	218	4,731

UPM-Kymmene OYJ (Finland)	220	3,651

voestalpine AG (Austria)	20	728

Wendel SA (France)	27	3,456

Weyerhaeuser Co. R	30	838

		94,528
Capital goods (0.9%)
ABB, Ltd. (Switzerland)	200	3,856

AGCO Corp.	60	2,942

Airbus Group SE (France)	21	1,359

Allison Transmission Holdings, Inc.	233	6,664

Avery Dennison Corp.	41	2,381

BAE Systems PLC (United Kingdom)	624	4,294

Carlisle Cos., Inc.	18	1,813

Crown Holdings, Inc. †	201	9,964

Retirement Income Fund Lifestyle 2	27

COMMON STOCKS (16.0%)* cont.	Shares	Value

Capital goods cont.
General Dynamics Corp.	136	$19,316

IDEX Corp.	49	3,520

Ingersoll-Rand PLC	67	3,704

KBR, Inc.	221	3,854

Leggett & Platt, Inc.	68	3,021

Mitsubishi Electric Corp. (Japan)	1,000	9,989

Northrop Grumman Corp.	96	15,719

Orbital ATK, Inc.	16	1,211

OSRAM Licht AG (Germany)	52	2,750

Roper Technologies, Inc.	70	11,346

Safran SA (France)	90	6,995

Sandvik AB (Sweden)	461	4,435

Spirit AeroSystems Holdings, Inc. Class A †	63	3,220

THK Co., Ltd. (Japan)	100	1,740

		124,093
Communication services (0.5%)
BT Group PLC (United Kingdom)	891	5,936

Deutsche Telekom AG (Germany)	282	4,824

Juniper Networks, Inc.	408	10,490

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	100	3,819

NTT DoCoMo, Inc. (Japan)	200	4,188

Orange SA (France)	244	3,849

Sky PLC (United Kingdom)	463	7,392

Telefonica SA (Spain)	160	2,257

Telenor ASA (Norway)	143	2,850

Telstra Corp., Ltd. (Australia)	956	3,926

Verizon Communications, Inc.	351	16,150

Vodafone Group PLC (United Kingdom)	652	2,250

		67,931
Conglomerates (—%)
Siemens AG (Germany)	31	3,077

		3,077
Consumer cyclicals (2.0%)
Adecco SA (Switzerland)	66	5,173

Amazon.com, Inc. †	14	7,180

Carter’s, Inc.	66	6,488

Cie Generale des Etablissements Michelin (France)	56	5,409

Continental AG (Germany)	35	7,443

Dai Nippon Printing Co., Ltd. (Japan)	1,000	10,298

Discovery Communications, Inc. Class A †	604	16,066

Equinix, Inc.	37	3,622

Fuji Heavy Industries, Ltd. (Japan)	200	7,045

Hilton Worldwide Holdings, Inc. †	499	12,390

Home Depot, Inc. (The)	243	28,300

Host Hotels & Resorts, Inc. R	332	5,886

Inditex SA (Spain)	110	3,664

ITV PLC (United Kingdom)	1,860	7,074

KAR Auction Services, Inc.	74	2,741

Kimberly-Clark Corp.	121	12,890

28	Retirement Income Fund Lifestyle 2

COMMON STOCKS (16.0%)* cont.	Shares	Value

Consumer cyclicals cont.
Kingfisher PLC (United Kingdom)	1,326	$7,188

Lagardere SCA (France)	168	4,553

Lear Corp.	68	6,990

Liberty Interactive Corp. Class A †	164	4,435

Liberty Media Corp. Class A †	73	2,719

Lowe’s Cos., Inc.	247	17,085

Macy’s, Inc.	120	7,033

Marks & Spencer Group PLC (United Kingdom)	671	5,320

News Corp. Class A †	147	2,004

Next PLC (United Kingdom)	10	1,216

NIKE, Inc. Class B	150	16,763

Panasonic Corp. (Japan)	400	4,413

Peugeot SA (France) †	194	3,338

Publicis Groupe SA (France)	45	3,195

Ryman Hospitality Properties R	152	7,787

Securitas AB Class B (Sweden)	303	3,852

ServiceMaster Global Holdings, Inc. †	47	1,653

Shimamura Co., Ltd. (Japan)	100	9,247

Sirius XM Holdings, Inc. †	1,746	6,661

Six Flags Entertainment Corp.	48	2,159

Thor Industries, Inc.	16	873

Valeo SA (France)	34	4,261

Verisk Analytics, Inc. Class A †	46	3,362

Viacom, Inc. Class B	159	6,482

Wyndham Worldwide Corp.	51	3,900

		278,158
Consumer staples (1.1%)
Altria Group, Inc.	53	2,840

British American Tobacco PLC (United Kingdom)	66	3,514

Bunge, Ltd.	199	14,418

Coca-Cola Enterprises, Inc.	98	5,046

Colgate-Palmolive Co.	34	2,136

ConAgra Foods, Inc.	147	6,127

CVS Health Corp.	243	24,883

Distribuidora Internacional de Alimentacion SA (Spain)	310	1,865

Dr. Pepper Snapple Group, Inc.	167	12,814

Geo Group, Inc. (The) R	168	5,045

Imperial Tobacco Group PLC (United Kingdom)	102	4,900

ITOCHU Corp. (Japan)	200	2,401

J Sainsbury PLC (United Kingdom)	323	1,193

Kao Corp. (Japan)	100	4,580

Koninklijke Ahold NV (Netherlands)	336	6,624

Kroger Co. (The)	213	7,349

L’Oreal SA (France)	13	2,216

Liberty Ventures Ser. A †	106	4,211

METRO AG (Germany)	22	643

Mondelez International, Inc. Class A	67	2,838

Nestle SA (Switzerland)	195	14,327

Retirement Income Fund Lifestyle 2	29

COMMON STOCKS (16.0%)* cont.	Shares	Value

Consumer staples cont.
PepsiCo, Inc.	119	$11,059

Pinnacle Foods, Inc.	59	2,646

Reckitt Benckiser Group PLC (United Kingdom)	38	3,333

Swedish Match AB (Sweden)	127	3,745

Unilever NV ADR (Netherlands)	88	3,519

Unilever PLC (United Kingdom)	64	2,561

WH Group, Ltd. 144A (Hong Kong) †	2,500	1,313

Woolworths, Ltd. (Australia)	51	958

		159,104
Energy (1.0%)
BP PLC (United Kingdom)	1,578	8,653

Cameron International Corp. †	164	10,949

CVR Energy, Inc.	33	1,327

Exxon Mobil Corp.	9	677

Hess Corp.	12	713

Neste Oil OYJ (Finland)	100	2,557

Occidental Petroleum Corp.	305	22,268

OMV AG (Austria)	280	7,181

Questar Corp.	42	811

Royal Dutch Shell PLC Class A (United Kingdom)	199	5,158

Royal Dutch Shell PLC Class B (United Kingdom)	181	4,723

Schlumberger, Ltd.	310	23,985

Statoil ASA (Norway)	488	7,407

Superior Energy Services, Inc.	273	4,343

Tesoro Corp.	41	3,772

Total SA (France)	131	5,960

Valero Energy Corp.	330	19,582

Vestas Wind Systems A/S (Denmark)	115	6,120

Woodside Petroleum, Ltd. (Australia)	89	2,043

		138,229
Financials (5.1%)
3i Group PLC (United Kingdom)	890	6,656

Ageas (Belgium)	115	4,690

AIA Group, Ltd. (Hong Kong)	200	1,106

Alexandria Real Estate Equities, Inc. R	117	10,061

Allianz SE (Germany)	39	6,226

Allied World Assurance Co. Holdings AG	40	1,598

Allstate Corp. (The)	169	9,849

American Capital Agency Corp. R	209	3,998

American Financial Group, Inc.	15	1,036

American International Group, Inc.	13	784

Annaly Capital Management, Inc. R	489	4,919

Apartment Investment & Management Co. Class A R	208	7,494

Aspen Insurance Holdings, Ltd.	23	1,056

Australia & New Zealand Banking Group, Ltd. (Australia)	103	2,047

AvalonBay Communities, Inc. R	117	19,312

AXA SA (France)	138	3,476

Banco Santander SA (Spain)	542	3,298

Bank Hapoalim BM (Israel)	213	1,080

30	Retirement Income Fund Lifestyle 2

COMMON STOCKS (16.0%)* cont.	Shares	Value

Financials cont.
Bank of America Corp.	1,721	$28,121

Bank of New York Mellon Corp. (The)	281	11,184

Bank of Yokohama, Ltd. (The) (Japan)	1,000	6,124

Barclays PLC (United Kingdom)	345	1,379

BNP Paribas SA/New York, NY (France)	74	4,639

Boston Properties, Inc. R	149	16,894

Brixmor Property Group, Inc. R	377	8,603

Broadridge Financial Solutions, Inc.	29	1,531

Camden Property Trust R	129	9,292

Care Capital Properties, Inc. †R	39	1,232

CBRE Group, Inc. Class A †	409	13,096

Chimera Investment Corp. R	75	1,051

CNP Assurances (France)	311	4,789

CoreLogic, Inc. †	34	1,290

Corporate Office Properties Trust R	276	5,804

Credit Agricole SA (France)	390	5,282

Credit Suisse Group AG (Switzerland)	75	2,015

DDR Corp. R	36	550

Deutsche Bank AG (Germany)	90	2,655

Dexus Property Group (Australia) R	549	2,879

DiamondRock Hospitality Co. R	574	6,750

Digital Realty Trust, Inc. R	31	1,963

Duke Realty Corp. R	457	8,253

DuPont Fabros Technology, Inc. R	358	9,569

Equity Lifestyle Properties, Inc. R	17	948

Equity Residential Trust R	289	20,591

Essex Property Trust, Inc. R	25	5,366

Extra Space Storage, Inc. R	21	1,543

Federal Realty Investment Trust R	20	2,582

General Growth Properties R	1,020	25,888

Genworth Financial, Inc. Class A †	452	2,341

Goldman Sachs Group, Inc. (The)	7	1,320

Hang Seng Bank, Ltd. (Hong Kong)	300	5,338

HCP, Inc. R	258	9,561

Health Care REIT, Inc. R	192	12,163

Healthcare Realty Trust, Inc. R	253	5,794

Highwoods Properties, Inc. R	199	7,550

HSBC Holdings PLC (United Kingdom)	951	7,498

Investor AB Class B (Sweden)	128	4,585

Jones Lang LaSalle, Inc.	36	5,359

JPMorgan Chase & Co.	505	32,371

Kerry Properties, Ltd. (Hong Kong)	1,000	2,994

Kimco Realty Corp. R	512	11,802

Legal & General Group PLC (United Kingdom)	1,098	4,218

Liberty Property Trust R	218	6,701

Macerich Co. (The) R	50	3,809

Medical Properties Trust, Inc. R	697	8,134

MFA Financial, Inc. R	215	1,529

Retirement Income Fund Lifestyle 2	31

COMMON STOCKS (16.0%)* cont.	Shares	Value

Financials cont.
Mid-America Apartment Communities, Inc. R	8	$629

Mitsubishi UFJ Financial Group, Inc. (Japan)	800	5,280

Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	800	3,867

Mizuho Financial Group, Inc. (Japan)	4,700	9,642

Morgan Stanley	471	16,226

Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	14	2,574

National Health Investors, Inc. R	99	5,455

New World Development Co., Ltd. (Hong Kong)	3,000	3,050

NN Group NV (Netherlands)	87	2,653

Nomura Real Estate Holdings, Inc. (Japan)	100	1,879

ORIX Corp. (Japan)	400	5,391

Popular, Inc. (Puerto Rico) †	74	2,173

Post Properties, Inc. R	111	6,145

Prologis, Inc. R	458	17,404

Prudential Financial, Inc.	203	16,382

Public Storage R	118	23,750

Realty Income Corp. R	82	3,665

Regency Centers Corp. R	8	474

Regions Financial Corp.	704	6,751

Reinsurance Group of America, Inc.	16	1,454

Resona Holdings, Inc. (Japan)	1,500	7,594

SBI Holdings, Inc. (Japan)	300	3,652

Scentre Group (Australia) R	691	1,874

Simon Property Group, Inc. R	239	42,857

Skandinaviska Enskilda Banken AB (Sweden)	319	3,710

SL Green Realty Corp. R	37	3,830

Spirit Realty Capital, Inc. R	236	2,266

State Street Corp.	273	19,634

Sumitomo Mitsui Financial Group, Inc. (Japan)	200	8,189

Sunstone Hotel Investors, Inc. R	528	7,302

Swiss Life Holding AG (Switzerland)	14	3,273

Swiss Re AG (Switzerland)	99	8,476

Taubman Centers, Inc. R	116	8,003

Two Harbors Investment Corp. R	463	4,380

UBS Group AG (Switzerland)	225	4,652

UDR, Inc. R	58	1,873

Validus Holdings, Ltd.	25	1,107

VEREIT, Inc. R	235	1,913

Vornado Realty Trust R	80	6,975

Voya Financial, Inc.	97	4,179

Washington Real Estate Investment Trust R	194	4,772

Weingarten Realty Investors R	252	7,973

Wells Fargo & Co.	142	7,573

Wheelock and Co., Ltd. (Hong Kong)	1,000	4,535

WP Carey, Inc. R	13	747

		739,799

32	Retirement Income Fund Lifestyle 2

COMMON STOCKS (16.0%)* cont.	Shares	Value

Health care (1.9%)
Aetna, Inc.	54	$6,184

AmerisourceBergen Corp.	186	18,607

Amgen, Inc.	119	18,062

Anthem, Inc.	122	17,208

Astellas Pharma, Inc. (Japan)	300	4,454

AstraZeneca PLC (United Kingdom)	109	6,811

Bayer AG (Germany)	58	7,872

C.R. Bard, Inc.	44	8,527

Cardinal Health, Inc.	121	9,955

Centene Corp. †	101	6,234

Charles River Laboratories International, Inc. †	26	1,791

Gilead Sciences, Inc.	252	26,478

GlaxoSmithKline PLC (United Kingdom)	297	6,084

Hologic, Inc. †	34	1,320

Medipal Holdings Corp. (Japan)	400	6,932

Merck & Co., Inc.	266	14,324

Merck KGaA (Germany)	28	2,674

Novartis AG (Switzerland)	87	8,504

Novo Nordisk A/S Class B (Denmark)	117	6,468

Pfizer, Inc.	915	29,481

Ramsay Health Care, Ltd. (Australia)	70	3,111

Roche Holding AG-Genusschein (Switzerland)	36	9,766

Sanofi (France)	131	12,882

Shionogi & Co., Ltd. (Japan)	100	3,926

Shire PLC (United Kingdom)	35	2,704

Suzuken Co., Ltd. (Japan)	100	3,440

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	59	3,800

United Therapeutics Corp. †	33	4,970

Ventas, Inc. R	155	8,528

Zoetis, Inc.	176	7,897

		268,994
Technology (1.9%)
Agilent Technologies, Inc.	187	6,790

Amdocs, Ltd.	107	6,121

Analog Devices, Inc.	106	5,921

Apple, Inc.	516	58,183

AtoS (France)	13	983

Computer Sciences Corp.	156	9,670

Dun & Bradstreet Corp. (The)	6	636

eBay, Inc. †	752	20,387

EMC Corp.	391	9,724

Fortinet, Inc. †	13	548

Fujitsu, Ltd. (Japan)	1,000	4,966

Genpact, Ltd. †	28	644

Google, Inc. Class A †	47	30,448

GungHo Online Entertainment, Inc. (Japan)	1,300	3,914

Hoya Corp. (Japan)	200	7,835

Retirement Income Fund Lifestyle 2	33

COMMON STOCKS (16.0%)* cont.	Shares	Value

Technology cont.
Ibiden Co., Ltd. (Japan)	100	$1,415

Infineon Technologies AG (Germany)	352	3,853

Intuit, Inc.	104	8,918

Iron Mountain, Inc. R	250	7,085

L-3 Communications Holdings, Inc.	96	10,125

Leidos Holdings, Inc.	118	4,965

Marvell Technology Group, Ltd.	386	4,350

Maxim Integrated Products, Inc.	176	5,926

Microsoft Corp.	84	3,656

Nexon Co., Ltd. (Japan)	300	4,182

NTT Data Corp. (Japan)	100	4,817

Oracle Corp.	606	22,477

SAP AG (Germany)	19	1,279

SolarWinds, Inc. †	100	3,975

Symantec Corp.	357	7,315

Teradyne, Inc.	219	3,951

Xerox Corp.	781	7,943

		273,002
Transportation (0.5%)
ANA Holdings, Inc. (Japan)	2,000	5,871

AP Moeller — Maersk A/S (Denmark)	4	6,787

ComfortDelgro Corp., Ltd. (Singapore)	1,900	3,784

Delta Air Lines, Inc.	371	16,242

Deutsche Post AG (Germany)	104	2,866

International Consolidated Airlines Group SA (Spain) †	389	3,226

Qantas Airways, Ltd. (Australia) †	668	1,597

Royal Mail PLC (United Kingdom)	483	3,418

Ryanair Holdings PLC ADR (Ireland)	100	7,295

United Parcel Service, Inc. Class B	178	17,382

Yangzijiang Shipbuilding Holdings, Ltd. (China)	7,600	5,925

		74,393
Utilities and power (0.4%)
AES Corp.	191	2,292

AGL Resources, Inc.	30	1,830

American Electric Power Co., Inc.	248	13,464

Centrica PLC (United Kingdom)	724	2,677

E.ON SE (Germany)	110	1,247

Enel SpA (Italy)	856	3,837

ENI SpA (Italy)	280	4,575

Entergy Corp.	231	15,091

Iberdrola SA (Spain)	590	4,003

RWE AG (Germany)	191	2,869

Tokyo Electric Power Co., Inc. (Japan) †	600	4,108

UGI Corp.	199	6,782

		62,775

Total common stocks (cost $2,173,724)		$2,284,083

34	Retirement Income Fund Lifestyle 2

CORPORATE BONDS AND NOTES (8.2%)*	Principal amount	Value

Basic materials (0.6%)
Agrium, Inc. sr. unsec. notes 3 3/8s, 2025 (Canada)	$5,000	$4,712

Agrium, Inc. sr. unsec. unsub. 5 1/4s, 2045 (Canada)	2,000	1,973

ArcelorMittal SA sr. unsec. bonds 10.6s, 2019 (France)	5,000	5,825

CF Industries, Inc. company guaranty sr. unsec. notes
5 3/8s, 2044	2,000	1,923

CF Industries, Inc. company guaranty sr. unsec. notes
5.15s, 2034	3,000	2,886

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
7 1/8s, 2020	2,000	2,368

Eastman Chemical Co. sr. unsec. unsub. notes 3.8s, 2025	5,000	4,902

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7s, 2021 (Canada)	5,000	3,588

Glencore Finance Canada, Ltd. 144A company guaranty sr.
unsec. notes 6s, 2041 (Canada)	5,000	4,390

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 4s, 2025	8,000	6,718

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 2 7/8s, 2020	2,000	1,846

HudBay Minerals, Inc. company guaranty sr. unsec. notes
9 1/2s, 2020 (Canada)	5,000	4,500

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020	10,000	9,800

LyondellBasell Industries NV sr. unsec. unsub. notes
4 5/8s, 2055	5,000	4,304

NOVA Chemicals Corp. 144A sr. unsec. notes 5s, 2025 (Canada)	2,000	2,000

Packaging Corp. of America sr. unsec. unsub. notes 4 1/2s, 2023	5,000	5,204

Rockwood Specialties Group, Inc. company guaranty sr. unsec.
notes 4 5/8s, 2020	5,000	5,175

Westvaco Corp. company guaranty sr. unsec. unsub.
notes 8.2s, 2030	5,000	6,781

Westvaco Corp. company guaranty sr. unsec. unsub. notes
7.95s, 2031	5,000	6,467

		85,362
Capital goods (0.2%)
Amstead Industries, Inc. 144A company guaranty sr. unsec.
notes 5s, 2022	5,000	5,000

Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023	5,000	5,200

KLX, Inc. 144A company guaranty sr. unsec. unsub. notes
5 7/8s, 2022	5,000	4,900

TransDigm, Inc. company guaranty sr. unsec. sub. notes
6 1/2s, 2024	5,000	4,888

United Technologies Corp. sr. unsec. unsub. notes 4 1/2s, 2042	5,000	5,070

		25,058
Communication services (1.4%)
American Tower Corp. sr. unsec. notes 4s, 2025 R	10,000	9,711

CC Holdings GS V, LLC/Crown Castle GS III Corp. company
guaranty sr. notes 3.849s, 2023	5,000	4,923

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	5,000	5,044

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. bonds 5 1/8s, 2023	10,000	10,000

Retirement Income Fund Lifestyle 2	35

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value

Communication services cont.
CCO Safari II, LLC 144A company guaranty sr. notes
6.484s, 2045	$3,000	$3,052

CCO Safari II, LLC 144A company guaranty sr. notes
4.908s, 2025	2,000	1,981

Comcast Cable Communications Holdings, Inc. company
guaranty sr. unsec. notes 9.455s, 2022	5,000	6,880

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95s, 2037	10,000	13,058

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	5,000	5,231

Crown Castle International Corp. sr. unsec. unsub. notes
4 7/8s, 2022 R	5,000	5,131

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	10,000	10,450

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5 7/8s, 2024	5,000	4,556

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7 3/4s, 2021 (Luxembourg)	15,000	11,239

Koninklijke KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	5,000	6,491

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 6 1/8s, 2021	10,000	10,475

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	2,000	2,170

Rogers Communications, Inc. company guaranty sr. unsec.
bonds 8 3/4s, 2032 (Canada)	4,000	5,512

Sprint Corp. company guaranty sr. unsec. notes 7 1/4s, 2021	35,000	34,023

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2022	15,000	15,450

Telefonica Emisiones SAU company guaranty sr. unsec. unsub.
notes 7.045s, 2036 (Spain)	5,000	6,060

Verizon Communications, Inc. sr. unsec. unsub. notes 5.9s,
2054 (units)	200	5,220

Verizon Communications, Inc. sr. unsec. unsub. notes
5.05s, 2034	5,000	4,976

Verizon Communications, Inc. sr. unsec. unsub. notes
4.522s, 2048	16,000	14,283

Verizon Communications, Inc. sr. unsec. unsub. notes 4.4s, 2034	5,000	4,611

Verizon New York, Inc. company guaranty sr. unsec. notes
Ser. B, 7 3/8s, 2032	1,000	1,162

West Corp. 144A company guaranty sr. unsec. notes
5 3/8s, 2022	5,000	4,725

		206,414
Consumer cyclicals (1.5%)
21st Century Fox America, Inc. company guaranty sr. unsec.
notes 7.85s, 2039	5,000	6,900

21st Century Fox America, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2045	5,000	6,797

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	5,000	5,456

Bed Bath & Beyond, Inc. sr. unsec. notes 5.165s, 2044	5,000	4,807

CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	10,000	12,828

D.R. Horton, Inc. company guaranty sr. unsec. notes
5 3/4s, 2023	5,000	5,356

36	Retirement Income Fund Lifestyle 2

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Dana Holding Corp. sr. unsec. unsub. notes 6s, 2023	$5,000	$5,038

Dollar General Corp. sr. unsec. notes 3 1/4s, 2023	5,000	4,756

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95s, 2020	5,000	5,473

Ford Motor Co. sr. unsec. unsub. notes 9.98s, 2047	2,000	2,948

Ford Motor Co. sr. unsec. unsub. notes 7.45s, 2031	6,000	7,564

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	5,000	6,316

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3s, 2017	2,000	2,010

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. Notes 3.45s, 2022	5,000	4,755

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4s, 2025	3,000	2,845

Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R	5,000	5,354

Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021	5,000	5,213

iHeartCommunications, Inc. company guaranty sr.
notes 9s, 2021	15,000	13,294

INVISTA Finance, LLC 144A company guaranty sr. notes
4 1/4s, 2019	3,000	2,970

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021	5,000	5,150

JC Penney Corp, Inc. company guaranty sr. unsec. unsub. notes
5.65s, 2020	5,000	4,575

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 6.9s, 2029	3,000	3,610

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5 1/8s, 2042	5,000	4,707

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2028	3,000	3,640

McGraw Hill Financial, Inc. 144A company guaranty sr. unsec.
notes 4.4s, 2026	2,000	1,989

MGM Resorts International company guaranty sr. unsec. notes
5 1/4s, 2020	15,000	15,075

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
notes 8 3/4s, 2021 ‡‡	10,000	10,700

Nordstrom, Inc. sr. unsec. notes 5s, 2044	4,000	4,214

Nordstrom, Inc. sr. unsec. unsub. notes 6.95s, 2028	5,000	6,290

Owens Corning company guaranty sr. unsec. notes 9s, 2019	5,000	5,929

Priceline Group, Inc. (The) sr. unsec. unsub. notes 3.65s, 2025	4,000	3,865

QVC, Inc. company guaranty sr. notes 4.85s, 2024	2,000	1,918

QVC, Inc. company guaranty sr. unsub. notes 4.45s, 2025	2,000	1,892

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2022	5,000	5,031

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10s, 2022	10,000	9,175

Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	5,000	5,200

TEGNA, Inc. 144A company guaranty sr. unsec. notes
4 7/8s, 2021	2,000	1,975

Tiffany & Co. sr. unsec. unsub. notes 4.9s, 2044	5,000	4,789

Vulcan Materials Co. sr. unsec. unsub. notes 4 1/2s, 2025	2,000	1,990

Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	5,000	5,049

		217,443

Retirement Income Fund Lifestyle 2	37

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value

Consumer staples (0.6%)
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 8.2s, 2039	$10,000	$15,058

BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019	10,000	9,450

ConAgra Foods, Inc. sr. unsec. notes 7s, 2019	5,000	5,713

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022	5,000	5,513

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 3 7/8s, 2019	2,000	2,053

Corrections Corp. of America company guaranty sr. unsec. notes
4 5/8s, 2023 R	2,000	1,960

CVS Pass-Through Trust 144A sr. mtge. notes 4.704s, 2036	4,787	4,970

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
bonds 4 1/2s, 2045	5,000	4,588

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 7s, 2037	10,000	12,262

Kraft Foods Group, Inc. sr. unsec. notes Ser. 144A, 6 7/8s, 2039	5,000	6,122

Kroger Co. (The) company guaranty sr. unsec. notes 6.9s, 2038	5,000	6,288

Molson Coors Brewing Co. company guaranty sr. unsec. unsub.
notes 5s, 2042	5,000	4,773

Tyson Foods, Inc. company guaranty sr. unsec. bonds
4 7/8s, 2034	2,000	1,999

		80,749
Energy (0.5%)
Anadarko Petroleum Corp. sr. notes 5.95s, 2016	2,000	2,087

Anadarko Petroleum Corp. sr. unsec. notes 6.45s, 2036	5,000	5,628

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 2.315s, 2020 (United Kingdom)	5,000	4,966

California Resources Corp. company guaranty sr. unsec.
notes 5s, 2020	2,000	1,575

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5 3/4s, 2023	5,000	3,728

DCP Midstream Operating LP company guaranty sr. unsec.
notes 2.7s, 2019	5,000	4,398

EQT Midstream Partners LP company guaranty sr. unsec.
notes 4s, 2024	2,000	1,817

Exterran Partners LP/EXLP Finance Corp. company guaranty sr.
unsec. notes 6s, 2022	5,000	3,975

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022	3,000	2,730

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. unsub. notes 6 7/8s, 2023	2,000	1,795

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	10,000	12,457

Petrobras Global Finance BV company guaranty sr. unsec. notes
3 7/8s, 2016 (Brazil)	5,000	4,997

Statoil ASA company guaranty sr. unsec. notes 5.1s,
2040 (Norway)	5,000	5,516

Weatherford International, Ltd./Bermuda company guaranty sr.
unsec. notes 9 7/8s, 2039 (Bermuda)	5,000	5,403

Williams Cos., Inc. (The) sr. unsec. notes 4.55s, 2024	5,000	4,430

38	Retirement Income Fund Lifestyle 2

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value

Energy cont.
Williams Partners LP sr. unsec. notes 5.4s, 2044	$3,000	$2,544

Williams Partners LP sr. unsec. notes 4.3s, 2024	2,000	1,864

		69,910
Financials (2.0%)
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020	15,000	17,400

American Express Co. jr. unsec. sub. FRN Ser. C, 4.9s,
perpetual maturity	5,000	4,837

American International Group, Inc. jr. sub. FRB 8.175s, 2058	4,000	5,280

ARC Properties Operating Partnership LP/Clark Acquisition, LLC
company guaranty sr. unsec. unsub. notes 4.6s, 2024 R	7,000	6,685

Associates Corp. of North America sr. unsec. notes 6.95s, 2018	7,000	7,968

Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.1s,
perpetual maturity	14,000	13,720

Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6 1/2s,
perpetual maturity	10,000	10,300

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.3s, 2043	5,000	4,774

Cantor Fitzgerald LP 144A unsec. notes 6 1/2s, 2022	5,000	5,209

CBL & Associates LP company guaranty sr. unsec. unsub. notes
5 1/4s, 2023 R	7,000	7,253

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2026	5,000	4,936

CIT Group, Inc. sr. unsec. notes 5s, 2022	20,000	20,325

Citigroup, Inc. jr. unsec. sub. FRB Ser. B, 5.9s, perpetual maturity	2,000	1,965

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	2,000	2,433

Duke Realty LP sr. unsec. unsub. notes 3 7/8s, 2021 R	5,000	5,144

EPR Properties unsec. notes 5 1/4s, 2023 R	2,000	2,057

Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4 7/8s, 2024	2,000	1,960

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	10,000	11,101

Healthcare Realty Trust, Inc. sr. unsec. unsub. notes
3 7/8s, 2025 R	5,000	4,795

HSBC Capital Funding LP 144A company guaranty jr. unsec.
sub. FRB 10.176s, perpetual maturity (United Kingdom)	15,000	22,500

HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	5,000	5,818

KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6 3/8s, 2020	5,000	5,890

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	5,000	5,825

Liberty Property LP sr. unsec. unsub. notes 3 3/8s, 2023 R	5,000	4,817

Massachusetts Mutual Life Insurance Co. 144A notes
8 7/8s, 2039	3,000	4,496

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 5 7/8s, 2022	2,000	2,110

PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021	5,000	4,600

Progressive Corp. (The) jr. unsec. sub. FRN 6.7s, 2037	12,000	12,180

Prudential Financial, Inc. jr. unsec. sub. FRN 5.2s, 2044	5,000	4,888

Royal Bank of Scotland PLC (The) unsec. sub. FRN Ser. REGS,
9 1/2s, 2022 (United Kingdom)	5,000	5,484

Retirement Income Fund Lifestyle 2	39

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value

Financials cont.
Santander UK PLC 144A unsec. sub. notes 5s, 2023
(United Kingdom)	$10,000	$10,408

Select Income REIT sr. unsec. unsub. notes 3.6s, 2020 R	5,000	5,051

Select Income REIT sr. unsec. unsub. notes 2.85s, 2018 R	5,000	5,016

Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020	10,000	10,150

Teachers Insurance & Annuity Association of America 144A
unsec. sub. FRN 4 3/8s, 2054	2,000	2,040

USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021	5,000	4,850

Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5 7/8s,
perpetual maturity	15,000	15,356

Willis Group Holdings PLC company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	5,000	5,537

WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024 R	5,000	5,031

		280,189
Health care (0.6%)
AbbVie, Inc. sr. unsec. notes 3.6s, 2025	2,000	1,969

Actavis Funding SCS company guaranty sr. unsec. unsub. notes
4 3/4s, 2045 (Luxembourg)	3,000	2,736

DPx Holdings BV 144A sr. unsec. notes 7 1/2s,
2022 (Netherlands)	10,000	10,425

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019	2,000	2,160

HCA, Inc. company guaranty sr. notes 5s, 2024	5,000	5,119

HCA, Inc. company guaranty sr. notes 3 3/4s, 2019	15,000	15,150

Medtronic, Inc. company guaranty sr. unsec. sub. notes
4 3/8s, 2035	3,000	2,980

Medtronic, Inc. company guaranty sr. unsec. sub. notes
3 1/2s, 2025	2,000	1,992

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.95s, 2024 R	5,000	5,150

Omega Healthcare Investors, Inc. 144A company guaranty sr.
unsec. notes 4 1/2s, 2027 R	5,000	4,800

Omnicare, Inc. sr. unsec. notes 4 3/4s, 2022	12,000	12,780

Service Corporation International sr. unsec. unsub. notes
5 3/8s, 2024	15,000	15,600

		80,861
Technology (0.2%)
Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	3,000	2,737

Apple, Inc. sr. unsec. unsub. notes 3.45s, 2024	5,000	5,079

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	15,000	15,788

Jabil Circuit, Inc. sr. unsec. notes 8 1/4s, 2018	2,000	2,248

Oracle Corp. sr. unsec. unsub. notes 4 1/8s, 2045	2,000	1,888

Plantronics, Inc. 144A company guaranty sr. unsec. notes
5 1/2s, 2023	5,000	5,025

		32,765
Transportation (—%)
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6 3/8s, 2023	5,000	4,700

		4,700
Utilities and power (0.6%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	5,000	5,778

Consolidated Edison Co. of New York, Inc. sr. unsec. unsub.
notes 4.2s, 2042	5,000	4,779

40	Retirement Income Fund Lifestyle 2

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value

Utilities and power cont.
Duke Energy Carolinas, LLC sr. mtge. notes 4 1/4s, 2041	$5,000	$4,953

Electricite de France (EDF) 144A sr. unsec. notes 6.95s,
2039 (France)	5,000	6,590

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	5,000	4,932

Enterprise Products Operating, LLC company guaranty sr.
unsec. unsub. notes 4.85s, 2042	5,000	4,521

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2022	10,000	9,200

FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	6,000	6,017

Kinder Morgan Energy Partners LP sr. unsec. unsub.
notes 5.4s, 2044	2,000	1,669

Kinder Morgan Energy Partners LP sr. unsec. unsub. notes
3 1/2s, 2021	5,000	4,765

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.2s, 2022	10,000	10,450

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067	5,000	4,375

Texas-New Mexico Power Co. 144A 1st mtge. bonds Ser. A,
9 1/2s, 2019	5,000	6,131

Westar Energy, Inc. sr. mtge. notes 4 1/8s, 2042	5,000	4,885

		79,045

Total corporate bonds and notes (cost $1,193,441)		$1,162,496

U.S. TREASURY OBLIGATIONS (7.9%)*	Principal amount	Value

U.S. Treasury Bonds
3 3/4s, November 15, 2043	$30,000	$34,872
2 3/4s, August 15, 2042	60,000	57,813

U.S. Treasury Notes
2 3/4s, November 15, 2023	20,000	21,030
2 3/8s, August 15, 2024	170,000	172,915
2s, November 30, 2020	140,000	142,449
1 3/4s, May 31, 2016	130,000	131,354
1 3/8s, September 30, 2018	40,000	40,303
1 1/8s, December 31, 2019	130,000	128,192
1s, August 31, 2016 §	220,000	221,217
3/4s, March 31, 2018	160,000	159,077
3/4s, December 31, 2017	20,000	19,936

Total U.S. treasury obligations (cost $1,113,158)		$1,129,158

CONVERTIBLE BONDS AND NOTES (3.1%)*	Principal amount	Value

Basic materials (—%)
Cemex SAB de CV cv. unsec. sub. notes 3 3/4s, 2018 (Mexico)	$3,000	$3,246

		3,246
Capital goods (0.1%)
General Cable Corp. cv. unsec. sub. notes stepped-coupon
4 1/2s (2 1/4s, 11/15/19) 2029 ††	4,000	2,835

Trinity Industries, Inc. cv. unsec. sub. notes 3 7/8s, 2036	6,000	7,680

WESCO International, Inc. cv. company guaranty sr. unsec.
notes 6s, 2029	2,000	3,941

		14,456

Retirement Income Fund Lifestyle 2	41

CONVERTIBLE BONDS AND NOTES (3.1%)* cont.	Principal amount	Value

Communication services (0.1%)
Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
cv. company guaranty sr. unsec. notes 8 1/4s, 2040	$1,000	$1,060

Novatel Wireless, Inc. 144A cv. sr. unsec. unsub. notes
5 1/2s, 2020	4,000	3,578

Powerwave Technologies, Inc. cv. unsec. sub. notes 3 7/8s, 2027
(In default) † F	7,000	1

TeleCommunication Systems, Inc. cv. sr. unsec. notes
7 3/4s, 2018	4,000	3,903

		8,542
Consumer cyclicals (0.7%)
Callaway Golf Co. cv. sr. unsec. bonds 3 3/4s, 2019	3,000	3,561

Carriage Services, Inc. cv. unsec. sub. bonds 2 3/4s, 2021	3,000	3,463

CBIZ, Inc. 144A cv. sr. sub. notes 4 7/8s, 2015	3,000	3,954

Host Hotels & Resorts LP 144A cv. company guaranty sr. unsec.
notes 2 1/2s, 2029 R	4,000	5,576

Jarden Corp. company guaranty cv. sr. unsec. bonds
1 1/8s, 2034	9,000	10,423

Lennar Corp. 144A cv. sr. notes 2 3/4s, 2020	3,000	6,874

Liberty Interactive, LLC cv. sr. unsec. unsub. bonds 3/4s, 2043	5,000	7,759

Liberty Interactive, LLC cv. sr. unsec. unsub. notes 3 1/2s, 2031	9,000	4,601

Macquarie Infrastructure Corp. cv. sr. unsec. sub. notes
2 7/8s, 2019	7,000	8,054

Navistar International Corp. cv. sr. unsec. sub. bonds
4 3/4s, 2019	6,000	4,489

Priceline Group, Inc. (The) cv. sr. unsec. unsub. notes 1s, 2018	5,000	7,038

Ryland Group, Inc. (The) cv. company guaranty sr. unsec. unsub.
notes 1 5/8s, 2018	5,000	7,175

Standard Pacific Corp. cv. company guaranty sr. unsec. unsub.
notes 1 1/4s, 2032	4,000	4,728

Tesla Motors, Inc. cv. sr. unsec. notes 1 1/4s, 2021	16,000	15,040

TiVo, Inc. 144A cv. sr. unsec. notes 2s, 2021	6,000	5,314

		98,049
Consumer staples (0.1%)
Vector Group, Ltd. cv. sr. unsec. FRN 2 1/2s, 2019	7,000	10,353

		10,353
Energy (0.3%)
Chesapeake Energy Corp. cv. company guaranty sr. unsec.
notes 2 1/4s, 2038	26,000	19,240

Cobalt International Energy, Inc. cv. sr. unsec. unsub. notes
2 5/8s, 2019	9,000	6,469

Energy XXI, Ltd. cv. sr. unsec. bonds 3s, 2018 (acquired various
dates from 11/19/13 to 1/24/14, cost $3,933) ∆∆	4,000	420

Goodrich Petroleum Corp. cv. company guaranty sr. unsec.
unsub. notes 5s, 2032	3,000	600

Hornbeck Offshore Services, Inc. cv. company guaranty sr.
unsec. notes 1 1/2s, 2019	3,000	2,408

SEACOR Holdings, Inc. cv. sr. unsec. bonds 3s, 2028	5,000	4,025

Stone Energy Corp. cv. company guaranty sr. unsec. notes
1 3/4s, 2017	8,000	6,550

SunEdison, Inc. 144A cv. sr. unsec. notes 2 5/8s, 2023	2,000	1,188

		40,900

42	Retirement Income Fund Lifestyle 2

CONVERTIBLE BONDS AND NOTES (3.1%)* cont.	Principal amount	Value

Financials (0.4%)
Ares Capital Corp. cv. sr. unsec. notes 5 3/4s, 2016	$6,000	$6,060

Blackstone Mortgage Trust, Inc. cv. sr. unsec. unsub. notes
5 1/4s, 2018 R	5,000	5,278

Cowen Group, Inc. cv. sr. unsec. unsub. notes 3s, 2019	4,000	4,618

Fidelity National Financial, Inc. cv. sr. unsec. unsub. notes
4 1/4s, 2018	2,000	3,986

Forest City Enterprises, Inc. cv. sr. unsec. notes 4 1/4s, 2018	7,000	8,111

Hercules Technology Growth Capital, Inc. cv. sr. unsec.
notes 6s, 2016	4,000	4,068

iStar, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	4,000	4,563

Prospect Capital Corp. cv. sr. unsec. bonds 5 7/8s, 2019	6,000	5,835

Radian Group, Inc. cv. sr. unsec. unsub. notes 3s, 2017	4,000	6,420

Starwood Property Trust, Inc. cv. sr. unsec. unsub.
notes 4s, 2019 R	5,000	5,231

TCP Capital Corp. cv. sr. unsec. bonds 5 1/4s, 2019 (acquired
various dates from 6/11/14 to 1/9/15, cost $8,021) ∆∆	8,000	8,165

Walter Investment Management Corp. cv. sr. unsec. sub. notes
4 1/2s, 2019	2,000	1,455

		63,790
Health care (0.5%)
Accuray, Inc. cv. sr. unsec. notes 3 3/4s, 2016	6,000	6,180

Aegerion Pharmaceuticals, Inc. cv. sr. unsec. bonds 2s, 2019	7,000	5,723

AMAG Pharmaceuticals, Inc. cv. sr. unsec. unsub. notes
2 1/2s, 2019	2,000	4,739

Brookdale Senior Living, Inc. cv. sr. unsec. unsub. notes
2 3/4s, 2018	5,000	5,672

China Medical Technologies, Inc. cv. sr. unsec. bonds Ser. CMT,
4s, 2016 (China) (In default) † F	5,000	400

China Medical Technologies, Inc. 144A cv. sr. unsec. notes
6 1/4s, 2016 (China) (In default) † F	3,000	210

Gilead Sciences, Inc. cv. sr. unsec. notes 1 5/8s, 2016	3,000	14,910

HealthSouth Corp. cv. sr. unsec. sub. notes 2s, 2043	7,000	8,527

Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2s
(zero %, 3/1/18) 2042 ††	8,000	10,695

Jazz Investments I, Ltd. cv. company guaranty sr. unsec. sub.
bonds 1 7/8s, 2021 (Ireland)	9,000	10,260

Medidata Solutions, Inc. cv. sr. unsec. notes 1s, 2018	4,000	4,470

Teleflex, Inc. cv. sr. unsec. sub. notes 3 7/8s, 2017	3,000	6,398

		78,184
Technology (0.8%)
Avid Technology, Inc. 144A cv. sr. unsec. notes 2s, 2020	2,000	1,441

Ciena Corp. cv. sr. unsec. notes 4s, 2020	5,000	6,794

Intel Corp. cv. jr. sub. notes 3 1/4s, 2039	3,000	4,344

j2 Global, Inc. cv. sr. unsec. notes 3 1/4s, 2029	6,000	7,058

Micron Technology, Inc. cv. sr. unsec. bonds Ser. E, 1 5/8s, 2033	8,000	12,800

Micron Technology, Inc. cv. sr. unsec. unsub. bonds 3s, 2043	9,000	7,875

Novellus Systems, Inc. cv. company guaranty sr. unsec. notes
2 5/8s, 2041	4,000	8,580

NVIDIA Corp. cv. sr. unsec. bonds 1s, 2018	10,000	12,331

ON Semiconductor Corp. cv. company guaranty sr. unsec. sub.
notes Ser. B, 2 5/8s, 2026	5,000	5,628

Retirement Income Fund Lifestyle 2	43

CONVERTIBLE BONDS AND NOTES (3.1%)* cont.	Principal amount	Value

Technology cont.
Safeguard Scientifics, Inc. cv. sr. unsec. bonds 5 1/4s, 2018	$8,000	$9,460

Salesforce.com, Inc. cv. sr. unsec. unsub. notes 1/4s, 2018	5,000	6,122

SanDisk Corp. cv. sr. unsec. bonds 1/2s, 2020	7,000	6,733

SanDisk Corp. cv. sr. unsec. notes 1 1/2s, 2017	4,000	4,983

TTM Technologies, Inc. cv. sr. unsec. notes 1 3/4s, 2020	4,000	3,688

Verint Systems, Inc. cv. sr. unsec. notes 1 1/2s, 2021	5,000	5,263

Yahoo!, Inc. cv. sr. unsec. bonds zero %, 2018	11,000	11,268

		114,368
Transportation (0.1%)
Atlas Air Worldwide Holdings, Inc. cv. sr. unsec. notes
2 1/4s, 2022	3,000	2,638

Echo Global Logistics, Inc. cv. sr. unsec. notes 2 1/2s, 2020	4,000	3,655

Scorpio Tankers, Inc. 144A cv. sr. unsec. notes 2 3/8s, 2019	8,000	8,235

		14,528

Total convertible bonds and notes (cost $442,959)		$446,416

MORTGAGE-BACKED SECURITIES (2.2%)*	Principal amount	Value

Citigroup Commercial Mortgage Trust
FRB Ser. 07-C6, Class A4, 5.9s, 2049	$11,000	$11,646
Ser. 14-GC21, Class AS, 4.026s, 2047	13,000	13,472

COMM Mortgage Pass-Through Certificates FRB Ser. 14-CR14,
Class XA, IO, 1.025s, 2047	205,418	8,905

COMM Mortgage Trust
Ser. 12-CR1, Class AM, 3.912s, 2045	13,000	13,806
FRB Ser. 13-LC13, Class XA, IO, 1.583s, 2046	154,776	9,975
FRB Ser. 14-LC15, Class XA, IO, 1.568s, 2047	98,426	7,364
FRB Ser. 14-CR18, Class XA, IO, 1.45s, 2047	99,065	7,133
FRB Ser. 14-CR16, Class XA, IO, 1.421s, 2047	122,334	8,411
FRB Ser. 14-UBS6, Class XA, IO, 1.227s, 2047	198,963	13,368

JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 04-LN2, Class A2, 5.115s, 2041	1,132	1,134

LB-UBS Commercial Mortgage Trust Ser. 05-C7, Class C,
5.35s, 2040	10,000	9,987

Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C11, Class AS, 4.562s, 2046	10,000	10,650
FRB Ser. 13-C13, Class XA, IO, 1.369s, 2046	98,043	6,558
FRB Ser. 13-C12, Class XA, IO, 1.148s, 2046	327,912	14,941

Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 12-C6, Class XA, IO, 2.247s, 2045	142,035	11,760

Morgan Stanley Capital I Trust Ser. 07-IQ14, Class A2,
5.61s, 2049	7,679	7,689

UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C2,
Class XA, IO, 1.885s, 2063	304,073	20,873

UBS-Citigroup Commercial Mortgage Trust 144A Ser. 11-C1,
Class AS, 5.154s, 2045	10,000	11,180

Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C25,
Class AJ, 5.898s, 2043	16,000	16,280

Wells Fargo Commercial Mortgage Trust FRB Ser. 13-LC12,
Class AS, 4.435s, 2046	10,000	10,644

44	Retirement Income Fund Lifestyle 2

MORTGAGE-BACKED SECURITIES (2.2%)* cont.	Principal amount	Value

WF-RBS Commercial Mortgage Trust
Ser. 13-C18, Class AS, 4.387s, 2046	$20,000	$21,399
Ser. 13-UBS1, Class AS, 4.306s, 2046	12,000	12,770
Ser. 13-C12, Class AS, 3.56s, 2048	10,000	10,184
Ser. 12-C9, Class AS, 3.388s, 2045	10,000	10,128

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 12-C9, Class XA, IO, 2.344s, 2045	94,374	9,347
FRB Ser. 12-C10, Class XA, IO, 1.92s, 2045	198,200	17,531
FRB Ser. 13-C12, Class XA, IO, 1.616s, 2048	215,941	15,678

Total mortgage-backed securities (cost $315,626)		$312,813

CONVERTIBLE PREFERRED STOCKS (1.8%)*	Shares	Value

Basic materials (0.1%)
Alcoa, Inc. Ser. 1, $2.688 cv. pfd.	198	$6,910

Weyerhaeuser Co. Ser. A, $3.188 cv. pfd. R	154	7,556

		14,466
Communication services (0.3%)
American Tower Corp. $5.50 cv. pfd. R	131	13,272

Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	147	7,226

Crown Castle International Corp. Ser. A, $4.50 cv. pfd. R	73	7,620

Frontier Communications Corp. Ser. A, $11.125 cum. cv. pfd. †	67	6,746

Iridium Communications, Inc. Ser. B, 6.75% cv. pfd.	11	3,207

T-Mobile US, Inc. Ser. A, $2.75 cv. pfd.	157	10,835

		48,906
Consumer cyclicals (0.3%)
FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R	215	5,425

Fiat Chrysler Automobiles NV Ser. FCAU, $7.875 cv. pfd.
(United Kingdom) †	195	24,237

Stanley Black & Decker, Inc. $6.25 cv. pfd.	82	9,328

		38,990
Consumer staples (0.1%)
Tyson Foods, Inc. $2.375 cv. pfd.	173	8,903

		8,903
Energy (0.1%)
Chesapeake Energy Corp. 144A 5.75% cum. cv. pfd.	9	4,410

Chesapeake Energy Corp. 144A 5.75% cv. pfd.	8	3,740

Halcon Resources Corp. Ser. A, 5.75% cv. pfd.	4	780

Southwestern Energy Co. Ser. B, $3.125 cv. pfd.	116	4,457

		13,387
Financials (0.5%)
Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd. R	220	6,016

AMG Capital Trust II $2.575 cv. pfd.	183	10,454

Banc of California, Inc. $4.00 cv. pfd.	72	4,234

Bank of America Corp. Ser. L, 7.25% cv. pfd.	17	18,806

EPR Properties Ser. C, $1.438 cv. pfd. R	363	8,037

Health Care REIT, Inc. Ser. I, $3.25 cv. pfd. R	121	7,218

Maiden Holdings, Ltd. Ser. B, $3.625 cv. pfd. (Bermuda)	98	5,017

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	8	9,430

		69,212

Retirement Income Fund Lifestyle 2	45

CONVERTIBLE PREFERRED STOCKS (1.8%)* cont.		Shares	Value

Health care (0.2%)
Alere, Inc. Ser. B, 3.00% cv. pfd.		13	$4,612

Allergan PLC Ser. A, 5.50% cv. pfd.		22	22,593

Anthem, Inc. $2.63 cv. pfd.		141	6,888

			34,093
Utilities and power (0.2%)
Dominion Resources, Inc./VA $3.188 cv. pfd.		145	7,344

Dynegy, Inc. Ser. A, $5.375 cv. pfd.		40	3,768

El Paso Energy Capital Trust I $2.375 cv. pfd.		145	7,499

Exelon Corp. $3.25 cv. pfd.		187	8,381

			26,992

Total convertible preferred stocks (cost $256,277)			$254,949

ASSET-BACKED SECURITIES (0.5%)*	Principal amount		Value

Station Place Securitization Trust
FRB Ser. 15-2, Class A, 1.235s, 2017		$28,000	$28,000
FRB Ser. 15-4, Class A, 1.233s, 2017		38,000	38,000

Total asset-backed securities (cost $66,000)			$66,000

SENIOR LOANS (0.4%)* [c]	Principal amount		Value

Avaya, Inc. bank term loan FRN Ser. B7, 6 1/4s, 2020		$14,956	$12,773

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11s, 2017		18,906	17,897

CPG International, Inc. bank term loan FRN Ser. B, 4 3/4s, 2020		9,975	9,883

Gates Global, LLC/Gates Global Co. bank term loan FRN
4 1/4s, 2021		4,975	4,755

Grifols Worldwide Operations USA, Inc. bank term loan FRN
3.19s, 2021		4,950	4,939

Total senior loans (cost $52,781)			$50,247

PREFERRED STOCKS (0.1%)*		Shares	Value

Citigroup, Inc. Ser. K, $1.719 ARP		790	$21,077

Total preferred stocks (cost $20,994)			$21,077

SHORT-TERM INVESTMENTS (15.1%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.26% [d]	Shares	942	$942

Putnam Short Term Investment Fund 0.13% L	Shares	2,145,873	2,145,873

U.S. Treasury Bills 0.15%, February 11, 2016 #		$3,000	2,997

Total short-term investments (cost $2,149,812)			$2,149,812

TOTAL INVESTMENTS

Total investments (cost $14,258,029)			$14,334,261

46	Retirement Income Fund Lifestyle 2

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
bp	Basis Points
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
IO	Interest Only
OTC	Over-the-counter
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2014 through August 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $14,241,248.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $8,585, or 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

Ω Affiliated company (Note 5).

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $2,318,918 to cover certain derivative contracts.

Retirement Income Fund Lifestyle 2	47

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 8/31/15 (aggregate face value $199,496)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC
	Hong Kong Dollar	Buy	11/18/15	$1,742	$1,737	$5

	Japanese Yen	Buy	11/18/15	2,402	2,347	55

	Singapore Dollar	Sell	11/18/15	141	145	4

	Swiss Franc	Buy	9/16/15	1,242	1,274	(32)

Citibank, N.A.
	Australian Dollar	Sell	10/21/15	7,525	8,077	552

	Danish Krone	Sell	9/16/15	7,685	7,361	(324)

	Japanese Yen	Sell	11/18/15	24,087	23,556	(531)

	New Zealand Dollar	Buy	10/21/15	316	335	(19)

Credit Suisse International
	Australian Dollar	Buy	10/21/15	71	76	(5)

	British Pound	Sell	9/16/15	7,979	8,098	119

	Euro	Sell	9/16/15	1,010	988	(22)

	Japanese Yen	Sell	11/18/15	4,838	4,838	—

	New Zealand Dollar	Sell	10/21/15	3,220	3,413	193

	Norwegian Krone	Sell	9/16/15	556	590	34

	Swedish Krona	Sell	9/16/15	1,713	1,707	(6)

	Swiss Franc	Buy	9/16/15	6,106	6,264	(158)

Deutsche Bank AG
	Australian Dollar	Buy	10/21/15	28,891	29,512	(621)

	British Pound	Sell	9/16/15	3,683	3,704	21

	Euro	Sell	9/16/15	7,857	7,685	(172)

	Swedish Krona	Buy	9/16/15	1,359	1,364	(5)

HSBC Bank USA, National Association
	Australian Dollar	Sell	10/21/15	1,917	1,962	45

	British Pound	Sell	9/16/15	5,677	5,639	(38)

	Euro	Buy	9/16/15	4,377	4,280	97

JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	10/21/15	1,562	1,616	54

	British Pound	Buy	9/16/15	1,534	1,525	9

	Euro	Buy	9/16/15	5,500	5,383	117

	Japanese Yen	Sell	11/18/15	3,307	3,231	(76)

	Norwegian Krone	Sell	9/16/15	6,586	6,973	387

	Singapore Dollar	Buy	11/18/15	1,131	1,158	(27)

48	Retirement Income Fund Lifestyle 2

FORWARD CURRENCY CONTRACTS at 8/31/15 (aggregate face value $199,496) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The)
	Singapore Dollar	Buy	11/18/15	$3,744	$3,746	$(2)

State Street Bank and Trust Co.
	Euro	Buy	9/16/15	337	281	56

	Israeli Shekel	Buy	10/21/15	816	818	(2)

	Japanese Yen	Buy	11/18/15	3,498	3,418	80

	Swedish Krona	Sell	9/16/15	319	245	(74)

	Swiss Franc	Sell	9/16/15	4,450	4,494	44

UBS AG
	British Pound	Buy	9/16/15	29,307	29,638	(331)

	Euro	Sell	9/16/15	1,684	1,671	(13)

	Japanese Yen	Buy	11/18/15	6,616	6,415	201

WestPac Banking Corp.
	New Zealand Dollar	Buy	10/21/15	3,789	3,932	(143)

Total						$(528)

FUTURES CONTRACTS OUTSTANDING at 8/31/15

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Note 2 yr (Long)	2	$436,938	Dec-15	$(437)

U.S. Treasury Note 5 yr (Long)	1	119,438	Dec-15	(174)

Total				$(611)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/15

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Barclays Bank PLC
EM Series 23 Index	BBB/P	$25,284	$294,000	6/20/20	100 bp	$(5,006)

EM Series 23 Index	BBB/P	51,765	510,000	6/20/20	100 bp	(779)

Total		$77,049				$(5,785)

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at August 31, 2015. Securities rated by Putnam are indicated by “/P.”

Retirement Income Fund Lifestyle 2	49

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/15

		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series 24	B+/P	$(69,359)	$957,330	6/20/20	500 bp	$(17,136)
Index

Total		$(69,359)				$(17,136)

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at August 31, 2015. Securities rated by Putnam are indicated by “/P.”

50	Retirement Income Fund Lifestyle 2

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$62,662	$31,866	$—

Capital goods	100,404	23,689	—

Communication services	38,573	29,358	—

Conglomerates	—	3,077	—

Consumer cyclicals	216,472	61,686	—

Consumer staples	110,664	48,440	—

Energy	90,470	47,759	—

Financials	651,975	87,824	—

Health care	205,229	63,765	—

Technology	266,887	6,115	—

Transportation	58,096	16,297	—

Utilities and power	43,567	19,208	—

Total common stocks	1,844,999	439,084	—

Asset-backed securities	—	—	66,000

Convertible bonds and notes	—	445,805	611

Convertible preferred stocks	26,590	228,359	—

Corporate bonds and notes	—	1,162,496	—

Investment companies	6,457,210	—	—

Mortgage-backed securities	—	312,813	—

Preferred stocks	21,077	—	—

Senior loans	—	50,247	—

U.S. treasury obligations	—	1,129,158	—

Short-term investments	2,145,873	3,939	—

Totals by level	$10,495,749	$3,771,901	$66,611

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(528)	$—

Futures contracts	(611)	—	—

Credit default contracts	—	(30,611)	—

Totals by level	$(611)	$(31,139)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund Lifestyle 2	51

Statement of assets and liabilities 8/31/15

ASSETS

Investment in securities, at value, including $893 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $5,684,603)	$5,774,595
Affiliated issuers (identified cost $8,573,426) (Notes 1 and 5)	8,559,666

Foreign currency (cost $—) (Note 1)	292

Dividends, interest and other receivables	16,292

Receivable for shares of the fund sold	53

Receivable for investments sold	37,627

Receivable from Manager (Note 2)	38,701

Unrealized appreciation on forward currency contracts (Note 1)	2,073

Prepaid assets	33,822

Total assets	14,463,121

LIABILITIES

Payable to custodian	17,206

Payable for investments purchased	17,681

Payable for shares of the fund repurchased	7,000

Payable for custodian fees (Note 2)	9,679

Payable for investor servicing fees (Note 2)	1,857

Payable for Trustee compensation and expenses (Note 2)	563

Payable for administrative services (Note 2)	30

Payable for distribution fees (Note 2)	6,360

Payable for auditing and tax fees	58,305

Payable for reports to shareholders	12,694

Payable for variation margin (Note 1)	3,155

Unrealized depreciation on OTC swap contracts (Note 1)	5,785

Premium received on OTC swap contracts (Note 1)	77,049

Unrealized depreciation on forward currency contracts (Note 1)	2,601

Collateral on securities loaned, at value (Note 1)	942

Other accrued expenses	966

Total liabilities	221,873

Net assets	$14,241,248

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$13,822,539

Undistributed net investment income (Note 1)	22,722

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	343,467

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	52,520

Total — Representing net assets applicable to capital shares outstanding	$14,241,248

(Continued on next page)

52	Retirement Income Fund Lifestyle 2

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($13,269,242 divided by 1,273,016 shares)	$10.42

Offering price per class A share (100/96.00 of $10.42)*	$10.85

Net asset value and offering price per class B share ($252,424 divided by 24,496 shares)**	$10.30

Net asset value and offering price per class C share ($307,141 divided by 29,806 shares)**	$10.30

Net asset value and redemption price per class M share ($128,943 divided by 12,388 shares)	$10.41

Offering price per class M share (100/96.75 of $10.41)***	$10.76

Net asset value, offering price and redemption price per class R share
($116,266 divided by 11,167 shares)	$10.41

Net asset value, offering price and redemption price per class Y share
($167,232 divided by 16,031 shares)	$10.43

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund Lifestyle 2	53

Statement of operations Year ended 8/31/15

INVESTMENT INCOME

Dividends (net of foreign tax of $3,469) (including dividend income of $118,875
from investments in affiliated issuers) (Note 5)	$207,916

Interest (including interest income of $2,205 from investments in affiliated issuers) (Note 5)	95,238

Securities lending (Note 1)	3

Total investment income	303,157

EXPENSES

Compensation of Manager (Note 2)	43,018

Investor servicing fees (Note 2)	11,098

Custodian fees (Note 2)	24,487

Trustee compensation and expenses (Note 2)	429

Distribution fees (Note 2)	41,090

Administrative services (Note 2)	216

Reports to shareholders	22,265

Auditing and tax fees	59,351

Blue sky expense	75,233

Other	2,216

Fees waived and reimbursed by Manager (Note 2)	(171,940)

Total expenses	107,463

Expense reduction (Note 2)	(19)

Net expenses	107,444

Net investment income	195,713

Net realized gain on investments (including realized loss of $23,446 on sales of investments
in affiliated issuers) (Notes 1, 3, and 5)	278,103

Capital gain distributions from underlying Putnam Fund shares (Note 5)	150,317

Net realized loss on swap contracts (Note 1)	(10,887)

Net realized gain on futures contracts (Note 1)	7,905

Net realized loss on foreign currency transactions (Note 1)	(613)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(141)

Net unrealized depreciation of investments, futures contracts and swap contracts
during the year	(676,250)

Net loss on investments	(251,566)

Net decrease in net assets resulting from operations	$(55,853)

The accompanying notes are an integral part of these financial statements.

54	Retirement Income Fund Lifestyle 2

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 8/31/15	Year ended 8/31/14

Operations:
Net investment income	$195,713	$183,213

Net realized gain on investments
and foreign currency transactions	424,825	494,950

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(676,391)	391,343

Net increase (decrease) in net assets resulting
from operations	(55,853)	1,069,506

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(248,227)	(233,739)

Class B	(3,196)	(2,527)

Class C	(3,836)	(3,453)

Class M	(2,039)	(2,184)

Class R	(1,756)	(1,792)

Class Y	(3,340)	(3,275)

Net realized short-term gain on investments

Class A	(182,814)	(115,946)

Class B	(3,457)	(1,663)

Class C	(4,149)	(2,272)

Class M	(1,694)	(1,227)

Class R	(1,458)	(1,000)

Class Y	(2,187)	(1,439)

From net realized long-term gain on investments
Class A	(178,523)	(54,495)

Class B	(3,376)	(781)

Class C	(4,052)	(1,067)

Class M	(1,655)	(576)

Class R	(1,423)	(470)

Class Y	(2,119)	(677)

Increase (decrease) from capital share transactions (Note 4)	2,813,569	(1,003,405)

Total increase (decrease) in net assets	2,108,415	(362,482)

NET ASSETS

Beginning of year	12,132,833	12,495,315

End of year (including undistributed net investment income
of $22,722 and $75,447, respectively)	$14,241,248	$12,132,833

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund Lifestyle 2	55

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	tions	of period	value (%)[b]	(in thousands)	(%)[c,d,e]	(%)[d]	(%)

Class A
August 31, 2015	$10.95	.15[f]	(.21)	(.06)	(.19)	(.28)	(.47)	$10.42	(.61)	$13,269.70		1.37[f]	40
August 31, 2014	10.42	.16[g]	.72	.88	(.20)	(.15)	(.35)	10.95	8.59	11,238.70		1.45[g]	56
August 31, 2013	10.15	.09	.35	.44	(.08)	(.09)	(.17)	10.42	4.41	11,695.70		.89	29
August 31, 2012	9.75	.14[h]	.49	.63	(.23)	—	(.23)	10.15	6.62	10,110.70		1.40[h]	36
August 31, 2011†	10.00	.01	(.26)	(.25)	—	—	—	9.75	(2.50)*	9,431	.15*	.08*	11*

Class B
August 31, 2015	$10.85	.07[f]	(.21)	(.14)	(.13)	(.28)	(.41)	$10.30	(1.38)	$252	1.45	.63[f]	40
August 31, 2014	10.36	.07[g]	.72	.79	(.15)	(.15)	(.30)	10.85	7.73	199	1.45	.65[g]	56
August 31, 2013	10.11	.02	.35	.37	(.03)	(.09)	(.12)	10.36	3.72	181	1.45	.16	29
August 31, 2012	9.74	.06[h]	.49	.55	(.18)	—	(.18)	10.11	5.73	156	1.45	.66[h]	36
August 31, 2011†	10.00	(.01)	(.25)	(.26)	—	—	—	9.74	(2.60)*	153	.32*	(.09)*	11*

Class C
August 31, 2015	$10.85	.06[f]	(.20)	(.14)	(.13)	(.28)	(.41)	$10.30	(1.38)	$307	1.45	.60[f]	40
August 31, 2014	10.36	.06[g]	.73	.79	(.15)	(.15)	(.30)	10.85	7.73	290	1.45	.59[g]	56
August 31, 2013	10.11	.01	.36	.37	(.03)	(.09)	(.12)	10.36	3.72	237	1.45	.05	29
August 31, 2012	9.74	.06[h]	.49	.55	(.18)	—	(.18)	10.11	5.73	101	1.45	.65[h]	36
August 31, 2011†	10.00	(.01)	(.25)	(.26)	—	—	—	9.74	(2.60)*	98	.32*	(.09)*	11*

Class M
August 31, 2015	$10.94	.12[f]	(.20)	(.08)	(.17)	(.28)	(.45)	$10.41	(.83)	$129.95		1.09[f]	40
August 31, 2014	10.41	.13[g]	.73	.86	(.18)	(.15)	(.33)	10.94	8.34	135.95		1.17[g]	56
August 31, 2013	10.14	.07	.35	.42	(.06)	(.09)	(.15)	10.41	4.17	128.95		.65	29
August 31, 2012	9.75	.11[h]	.49	.60	(.21)	—	(.21)	10.14	6.27	124.95		1.15[h]	36
August 31, 2011†	10.00	—[i]	(.25)	(.25)	—	—	—	9.75	(2.50)*	119	.21*	.02*	11*

Class R
August 31, 2015	$10.94	.12[f]	(.20)	(.08)	(.17)	(.28)	(.45)	$10.41	(.83)	$116.95		1.09[f]	40
August 31, 2014	10.42	.13[g]	.72	.85	(.18)	(.15)	(.33)	10.94	8.25	112.95		1.17[g]	56
August 31, 2013	10.14	.07	.36	.43	(.06)	(.09)	(.15)	10.42	4.27	104.95		.65	29
August 31, 2012	9.75	.11[h]	.48	.59	(.20)	—	(.20)	10.14	6.22	101.95		1.15[h]	36
August 31, 2011†	10.00	—[i]	(.25)	(.25)	—	—	—	9.75	(2.50)*	97	.21*	.02*	11*

Class Y
August 31, 2015	$10.96	.17[f]	(.20)	(.03)	(.22)	(.28)	(.50)	$10.43	(.38)	$167.45		1.60[f]	40
August 31, 2014	10.43	.18[g]	.73	.91	(.23)	(.15)	(.38)	10.96	8.82	160.45		1.67[g]	56
August 31, 2013	10.15	.12	.35	.47	(.10)	(.09)	(.19)	10.43	4.75	150.45		1.16	29
August 31, 2012	9.76	.16[h]	.49	.65	(.26)	—	(.26)	10.15	6.82	102.45		1.66[h]	36
August 31, 2011†	10.00	.01	(.25)	(.24)	—	—	—	9.76	(2.40)*	98	.10*	.13*	11*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

56	Retirement Income Fund Lifestyle 2	Retirement Income Fund Lifestyle 2	57

Financial highlights (Continued)

* Not annualized.

† For the period June 13, 2011 (commencement of operations) to August 31, 2011.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

August 31, 2015	1.18%

August 31, 2014	1.11

August 31, 2013	0.81

August 31, 2012	2.03

August 31, 2011	1.04

e Expense ratios do not include expenses of the acquired funds.

f Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.05	0.44%

Class B	0.05	0.45

Class C	0.05	0.43

Class M	0.05	0.42

Class R	0.05	0.42

Class Y	0.05	0.43

g Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.05	0.51%

Class B	0.05	0.48

Class C	0.05	0.45

Class M	0.05	0.50

Class R	0.05	0.49

Class Y	0.05	0.49

58	Retirement Income Fund Lifestyle 2

Financial highlights (Continued)

h Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.06	0.64%

Class B	0.06	0.65

Class C	0.06	0.64

Class M	0.06	0.64

Class R	0.06	0.64

Class Y	0.06	0.64

i Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund Lifestyle 2	59

Notes to financial statements 8/31/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2014 through August 31, 2015.

Putnam Retirement Income Fund Lifestyle 2 (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek current income consistent with what Putnam Management believes to be prudent risk. The fund’s asset allocation strategy may be attractive to investors who are in or near retirement, or who otherwise intend to make periodic withdrawals of their investment in the near future. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations between fixed-income and equity investments from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in a combination of bonds and common stocks of U.S. and non-U.S. companies and in Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund, which are other Putnam mutual funds and referred to as underlying funds. The fund may invest without limit in bonds that are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have short- to long-term maturities. The fund also invests in other fixed-income securities, such as mortgage-backed investments, and invests in money market securities or affiliated money market or short-term investment funds for cash management. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of companies of any size. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments, and, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also select other investments that do not fall within these asset classes.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees.

60	Retirement Income Fund Lifestyle 2

If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Retirement Income Fund Lifestyle 2	61

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are

62	Retirement Income Fund Lifestyle 2

unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

Retirement Income Fund Lifestyle 2	63

At the close of the reporting period, the fund had a net liability position of $84,189 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $942 and the value of securities loaned amounted to $893.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Prior to September 24, 2015 the fund participated in a $392.5 million unsecured committed line of credit provided by State Street and the same unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR (the Federal Funds rate prior to September 24, 2015) plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% (0.11% Prior to September 24, 2015) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from income on swap contracts and from a redesignation of taxable income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At

64	Retirement Income Fund Lifestyle 2

the close of the reporting period, the fund reclassified $13,956 to increase undistributed net investment income and $13,956 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$390,382
Unrealized depreciation	(353,334)

Net unrealized appreciation	37,048
Undistributed long-term gain	362,987
Undistributed short-term gain	19,039
Cost for federal income tax purposes	$14,297,200

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee, computed and paid monthly, (based on the fund’s average net assets, excluding assets that are invested in other Putnam funds that charge a management fee) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,

0.630%	of the next $5 billion,	0.460%	of the next $50 billion,

0.580%	of the next $10 billion,	0.450%	of the next $100 billion and

0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through December 30, 2016, to the extent that expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses, payments under the fund’s distribution plans, and acquired fund fees and expenses, but including payments under the fund’s investor servicing and investment management contracts) would exceed an annual rate of 0.45% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $4,883 as a result of this limit.

Putnam Management has also contractually agreed, through December 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets, that do not represent the fund’s investments in other Putnam funds, other than Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $167,057 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Retirement Income Fund Lifestyle 2	65

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$10,348	Class R	87

Class B	195	Class Y	127

Class C	240	Total	$11,098

Class M	101

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $18 under the expense offset arrangements and by $1 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $5, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$34,116	Class M	666

Class B	2,558	Class R	577

Class C	3,173	Total	$41,090

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $292 and no monies from the sale of class A and class M shares, respectively, and received $446 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

66	Retirement Income Fund Lifestyle 2

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$6,479,583	$4,241,978

U.S. government securities (Long-term)	865,591	626,503

Total	$7,345,174	$4,868,481

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/15		Year ended 8/31/14

Class A	Shares	Amount	Shares	Amount

Shares sold	342,390	$3,707,607	204,395	$2,200,544

Shares issued in connection with
reinvestment of distributions	27,640	293,048	6,979	73,680

	370,030	4,000,655	211,374	2,274,224

Shares repurchased	(123,024)	(1,313,504)	(307,440)	(3,332,059)

Net increase (decrease)	247,006	$2,687,151	(96,066)	$(1,057,835)

	Year ended 8/31/15		Year ended 8/31/14

Class B	Shares	Amount	Shares	Amount

Shares sold	7,283	$78,658	1,967	$20,968

Shares issued in connection with
reinvestment of distributions	956	10,016	189	1,972

	8,239	88,674	2,156	22,940

Shares repurchased	(2,052)	(21,608)	(1,308)	(13,729)

Net increase	6,187	$67,066	848	$9,211

	Year ended 8/31/15		Year ended 8/31/14

Class C	Shares	Amount	Shares	Amount

Shares sold	3,344	$35,778	5,929	$62,666

Shares issued in connection with
reinvestment of distributions	945	9,907	225	2,348

	4,289	45,685	6,154	65,014

Shares repurchased	(1,182)	(12,398)	(2,358)	(25,145)

Net increase	3,107	$33,287	3,796	$39,869

Retirement Income Fund Lifestyle 2	67

	Year ended 8/31/15		Year ended 8/31/14

Class M	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	509	5,388	83	875

	509	5,388	83	875

Shares repurchased	(467)	(5,039)	—	—

Net increase	42	$349	83	$875

	Year ended 8/31/15		Year ended 8/31/14

Class R	Shares	Amount	Shares	Amount

Shares sold	507	$5,418	205	$2,222

Shares issued in connection with
reinvestment of distributions	438	4,637	14	151

	945	10,055	219	2,373

Shares repurchased	—	—	—	—

Net increase	945	$10,055	219	$2,373

	Year ended 8/31/15		Year ended 8/31/14

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,556	$17,069	7	$65

Shares issued in connection with
reinvestment of distributions	716	7,596	192	2,037

	2,272	24,665	199	2,102

Shares repurchased	(822)	(9,004)	—	—

Net increase	1,450	$15,661	199	$2,102

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	674,487	52.98%	$7,028,155

Class B	10,388	42.41	106,996

Class C	10,388	34.85	106,996

Class M	10,439	84.27	108,670

Class R	10,439	93.48	108,670

Class Y	10,530	65.69	109,828

68	Retirement Income Fund Lifestyle 2

Note 5: Affiliated transactions

Transactions during the reporting period with a company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

	Fair value at
	the beginning					Fair value at
	of the					the end of the
	reporting			Investment	Capital gain	reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	distributions	period

Putnam Short Term
Investment Fund*	$1,741,204	$1,971,840	$1,567,171	$2,150	$—	$2,145,873

Putnam Absolute
Return 100 Fund
Class Y	567,289	260,821	86,163	10,964	—	731,812

Putnam Absolute
Return 300 Fund
Class Y	1,383,439	650,457	206,791	64,478	—	1,746,237

Putnam Absolute
Return 500 Fund
Class Y	2,367,960	980,101	344,653	35,569	130,090	2,913,579

Putnam Absolute
Return 700 Fund
Class Y	363,920	144,717	60,753	7,864	20,227	433,444

Putnam Money
Market Fund Class A	444,673	212,037	68,931	55	—	587,779

Totals	$6,868,485	$4,219,973	$2,334,462	$121,080	$150,317	$8,558,724

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Retirement Income Fund Lifestyle 2	69

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	3

Forward currency contracts (contract amount)	$180,000

OTC credit default contracts (notional)	$640,000

Centrally cleared credit default contracts (notional)	$940,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

	Receivables, Net
	assets — Unrealized
Credit contracts	appreciation	$52,223*	Payables	$82,834

Foreign exchange
contracts	Receivables	2,073	Payables	2,601

Interest rate contracts	Receivables	—	Payables	611*

Total		$54,296		$86,046

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for		Forward
as hedging instruments under		currency
ASC 815	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$(10,887)	$(10,887)

Foreign exchange contracts	—	15	—	$15

Interest rate contracts	7,905	—	—	$7,905

Total	$7,905	$15	$(10,887)	$(2,967)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for		Forward
as hedging instruments under		currency
ASC 815	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$(26,283)	$(26,283)

Foreign exchange contracts	—	(550)	—	$(550)

Interest rate contracts	(1,045)	—	—	$(1,045)

Total	$(1,045)	$(550)	$(26,283)	$(27,878)

70	Retirement Income Fund Lifestyle 2

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

OTC Credit default contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—

Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—

Forward currency contracts#	64	—	552	346	21	142	567	—	—	180	201	—	2,073

Total Assets	$64	$—	$552	$346	$21	$142	$567	$—	$—	$180	$201	$—	$2,073

Liabilities:

OTC Credit default contracts*#	$82,834	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$82,834

Centrally cleared credit default contracts§	—	2,811	—	—	—	—	—	—	—	—	—	—	2,811

Futures contracts§	—	—	—	—	—	—	—	344	—	—	—	—	344

Forward currency contracts#	32	—	874	191	798	38	103	—	2	76	344	143	2,601

Total Liabilities	$82,866	$2,811	$874	$191	$798	$38	$103	$344	$2	$76	$344	$143	$88,590

Total Financial and Derivative Net Assets	$(82,802)	$(2,811)	$(322)	$155	$(777)	$104	$464	$(344)	$(2)	$104	$(143)	$(143)	$(86,517)

Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$(82,802)	$(2,811)	$(322)	$155	$(777)	$104	$464	$(344)	$(2)	$104	$(143)	$(143)

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

Retirement Income Fund Lifestyle 2	71

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $414,101 as a capital gain dividend with respect to the taxable year ended August 31, 2015, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 23.55% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 36.87%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

72	Retirement Income Fund Lifestyle 2

About the Trustees

Independent Trustees

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011
Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta
Born 1946, Trustee since 2007
Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill
Born 1942, Trustee since 1985 and Chairman from 2000 to 2011
Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Retirement Income Fund Lifestyle 2	73

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

74	Retirement Income Fund Lifestyle 2

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Retirement Income Fund Lifestyle 2	75

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

76	Retirement Income Fund Lifestyle 2

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Robert J. Darretta	Vice President, Treasurer,
Investment Sub-Manager	Katinka Domotorffy	and Clerk
Putnam Investments Limited	John A. Hill
57–59 St James’s Street	Paul L. Joskow	Janet C. Smith
London, England SW1A 1LD	Kenneth R. Leibler	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Investment Sub-Advisor	George Putnam, III	and Assistant Treasurer
The Putnam Advisory	Robert L. Reynolds
Company, LLC	W. Thomas Stephens	Susan G. Malloy
One Post Office Square		Vice President and
Boston, MA 02109	Officers	Assistant Treasurer
Robert L. Reynolds
Marketing Services	President	James P. Pappas
Putnam Retail Management		Vice President
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	Mark C. Trenchard
	Principal Executive Officer, and	Vice President and
Custodian	Compliance Liaison	BSA Compliance Officer
State Street Bank
and Trust Company	Steven D. Krichmar	Nancy E. Florek
	Vice President and	Vice President, Director of
Legal Counsel	Principal Financial Officer	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Independent Registered	Vice President and
Public Accounting Firm	Chief Legal Officer
PricewaterhouseCoopers LLP

This report is for the information of shareholders of Putnam Retirement Income Fund Lifestyle 2. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

AN098
296308 10/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2015	$50,712	$ —	$8,636	$ —
August 31, 2014	$49,918	$ —	$7,471	$ —

For the fiscal years ended August 31, 2015 and August 31, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $688,312 and $583,645 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2015	$ —	$679,676	$ —	$ —

August 31, 2014	$ —	$576,174	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 29, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 29, 2015